                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 30, 2004



                      Universal Automotive Industries, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      0-25198                                         36-3973627
--------------------------------------------------------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


11859 South Central Avenue, Alsip, Illinois                        60803
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

        Registrant's Telephone Number, Including Area Code (708) 293-4050

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operation and Financial Condition.

         On March 30, 2004, Universal Automotive Industries, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and year ending December 31, 2003. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Report. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  March 30, 2004

                                       Universal Automotive Industries, Inc.
                                       (Registrant)

                                       By: /s/ Arvin Scott
                                          --------------------------------------
                                           Arvin Scott
                                           President and Chief Executive Officer